UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 6, 2026, Pulse Biosciences, Inc. (the “Company”) announced interim six-month results from its PRECISE-BTN clinical study (the “Study”). The Study is evaluating the Company’s nPulse™ Vybrance™ Percutaneous Electrode System for the treatment of symptomatic benign thyroid nodules. The Study’s primary endpoint is nodule volume reduction of at least 50% at six months; additional endpoints include safety, symptomatic relief, and improvements in quality of life. Patients in the Study were treated at three U.S. clinical sites — Sarasota Memorial Health Care System, NYU Langone Health, and Weill Cornell Medicine.

The announced interim dataset comes from the six-month evaluations of 43 patients enrolled in the Study. Key findings in this interim dataset include:

●	86% of the patients evaluated achieved the primary endpoint of at least 50% nodule volume reduction at six months;

●	median volume reduction was 72% at six months, with the majority of reduction evident by the one-month visit and continuing to improve over time;

●	at six months, the ThyPRO-39 Overall Quality of Life Impact score for the evaluated patients had improved by 78% from baseline;

●	82% of the evaluated patients who had reported neck pressure or fullness at baseline reported, at six months, that the symptom had fully resolved; and

●	no reported serious adverse events.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Pulse Biosciences, Inc. dated November 6, 2026 - Pulse Biosciences PRECISE-BTN Six-Month Interim Results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: November 6, 2026	By:	/s/ Jon Skinner
Jon Skinner
Chief Financial Officer
(Principal Financial Officer)